UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
February 26, 2023
Date of Report (date of earliest event reported)
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Rover Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39774	85-3147201
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Olive Way, 19th Floor, Seattle, WA	98101
(Address of Principal Executive Offices)	(Zip Code)

(888) 453-7889
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ROVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 27, 2023, Rover Group, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter and fiscal year ended December 31, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2023, the compensation committee of the Company’s board of directors (the “Board”) approved the 2023 cash compensation for the Company’s named executive officers as follows:

•Aaron Easterly’s base annual salary is $523,000 and his annual target bonus is 100% of his base annual salary;
•Brent Turner’s base annual salary is $515,000 and his annual target bonus is 65% of his base annual salary; and
•Charlie Wickers’ base annual salary is $400,000 and his annual target bonus is 57% of his base annual salary.

Item 8.01    Other Events.

Share Repurchase Program
On February 27, 2023, the Board authorized a stock repurchase program of up to $50 million of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”). A goal of the repurchase program is to utilize the Company’s strong balance sheet to offset a portion of the dilution from employee equity incentive compensation programs.
Repurchases of the Class A Common Stock may be made on a discretionary basis from time to time through open market transactions (including through Rule 10b5-1 trading plans) or through privately negotiated transactions, subject to market conditions and applicable securities laws and other legal requirements, including the requirements of Rule 10b-18 under the Exchange Act. The repurchase program does not obligate the Company to acquire any specific number of shares of its Class A Common Stock. The timing, volume and nature of repurchases will be determined by the Company’s management and depend on a variety of factors, including stock price, trading volume, market and economic conditions, other general business considerations such as alternative investment opportunities, applicable legal requirements, and other relevant factors. Repurchases under the program have been authorized for the next 12 months, but the program may be modified, suspended, or terminated at any time at the discretion of the Board.
The Company expects to fund the repurchases with existing cash and cash equivalents and investments.

Information regarding stock repurchases will be available in the Company’s periodic reports on Form 10-Q and Form 10-K filed with the U.S. Securities and Exchange Commission as required by the applicable rules of the Exchange Act.

Delaware Section 205 Petition

On July 28, 2021, Nebula Caravel Acquisition Corp. (“Nebula”), the Company’s predecessor, held a special meeting of stockholders (the “Special Meeting”) to approve certain matters relating to the business combination between Nebula and A Place for Rover, Inc. (the “Business Combination”). One of these matters was a proposal (the “Governing Documents Proposal”) to amend Nebula’s then-effective Amended and Restated Certificate of Incorporation dated December 8, 2020 to, among other things, (1) increase (a) the number of authorized shares of Class A Common Stock, from 200,000,000 shares to 990,000,000 shares and (b) the number of authorized shares of preferred stock, par value $0.0001 per share, from 1,000,000 shares to 10,000,000 shares, (2) eliminate the 20,000,000 authorized shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), and (3) opt out of the separate class voting requirements of Section 242(b)(2) of the Delaware General Corporation Law (the “DGCL”) with respect to the adoption of future charter amendments that increase or decrease “the number of authorized shares of Preferred Stock or Common Stock.”

The Governing Documents Proposal was approved by the affirmative vote of (1) the holders of a majority of the outstanding shares of Class B Common Stock, voting separately as a single class, and (2) the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock voting together as a single class. Although Nebula did not seek approval from the holders of Class A Common Stock, voting separately as a single class, a majority of the outstanding shares of Class A Common Stock were voted in favor of the Governing Documents Proposal. At the Special Meeting, the stockholders also voted to approve the Business Combination. In connection with the closing of the Business Combination, Nebula filed its Amended and Restated Certificate of Incorporation, dated July 30, 2021 (the “Restated Charter”), with the Delaware Secretary of State and approximately 138 million shares of Class A Common Stock were issued.

Since the closing of the Business Combination, the Company has been proceeding with the understanding that the Governing Documents Proposal is valid, including by issuing securities in reliance thereon. As of February 15, 2023, the Company had 184,624,810 shares of Class A Common Stock issued and outstanding, as well as a significant number of additional shares of Class A Common Stock issuable upon exercise, or settlement of outstanding stock options and restricted stock units and achievement of an earnout liability related to the Business Combination.

A recent ruling by the Delaware Court of Chancery (the “Court of Chancery”) introduces uncertainty as to whether Section 242(b)(2) of the DGCL would have required the Governing Documents Proposal to be approved by a separate vote of the holders of a majority of Nebula’s then-outstanding shares of Class A Common Stock.

The Company continues to believe that the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, voting separately as a single class, was not required to approve the Governing Documents Proposal. As of the date of this Form 8-K, the Company has not received notice of any allegations that the Company’s shares are unauthorized. However, to resolve any uncertainty with respect to the Company’s capital structure, and consistent with the approach taken by certain other similarly situated companies, on February 27, 2023, the Company filed a petition in the Court of Chancery under Section 205 of the DGCL to seek validation of the filing and effectiveness of its Restated Charter, including the amendments approved by the Governing Documents Proposal, and the shares issued in reliance on the Restated Charter (the “Petition”). Section 205 of the DGCL permits the Court of Chancery, in its discretion, to ratify and validate potentially defective corporate acts. A copy of the Petition in the form filed with the Court of Chancery is available at https://investors.rover.com. Concurrently with the Petition, the Company filed a motion to expedite the hearing on the Petition.

If the Company is not successful in the Section 205 proceeding, the uncertainty with respect to the Company’s capital structure resulting from the Court of Chancery’s ruling referenced above could have a material adverse effect on the Company until the underlying issues are definitively resolved, including potential legal claims by Company stockholders and on: its ability to complete equity financing transactions or acquisitions or issue stock-based compensation; the value of the Class A Common Stock; its listing on the Nasdaq Global Market; and its ability to obtain a timely audit and timely make SEC filings, including its 2022 annual report on Form 10-K. This uncertainty could impair the Company’s ability to raise additional capital, execute its business plan, attract and retain employees, management and directors, and adversely affect its commercial relationships.

The information that may be obtained solely through the websites referenced in this report is not incorporated by reference herein.

Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which involve substantial risks and uncertainties. These forward-looking statements include, but are not limited to, Rover’s expectations or predictions of future financial, operational or business performance or conditions, including guidance and projections for the first quarter of 2023 and full year 2023, future growth and profitability expectations, expansion opportunities, LTV trends, customer acquisition goals, macroeconomic, public health, and travel trends, and statements regarding our intention to implement a program to purchase up to $50 million of its Class A common stock, the expected timing, volume, nature, duration and source of funding of such share repurchase program, the expected offsetting of dilution from employee equity incentive compensation programs, and statements regarding the outcome of the Company’s proceeding pursuant to DGCL Section 205 and the potential impacts of an unsuccessful outcome. The Section 205 proceeding is subject to inherent risks and uncertainties and is beyond the Company’s control and may not result in timely resolution of the uncertainty regarding the Company’s capitalization, if at all. If the Company is unsuccessful in the Section 205 proceeding, it could have a material adverse effect on the Company as noted above in this Current Report.. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as "believe," "may," "will," "continue," "anticipate," "assume," or similar expressions and the negatives of those terms. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance.

The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, including public health trends and general macroeconomic and geopolitical conditions and the resulting impact on our business and operations, our ability to retain existing and acquire new pet parents and pet care providers, the success of our marketing strategies and investments, competition, investments in new products or offerings, our brand and reputation, other legal and regulatory developments, and our ability to execute the repurchase program which is dependent on, among other things, developments or changes in economic or market conditions and the securities markets, fluctuations in the trading volume and market price of the Class A common stock, the effects of macroeconomic conditions, our cash commitments, the nature of other acquisition or investment opportunities, our cash flows from operations, and other factors. For additional information on other potential risks and uncertainties that could cause actual results to differ from the results predicted, please see those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in Rover’s other filings with the SEC which are available, free of charge, on the SEC’s website at www.sec.gov and available on the investor relations page of Rover’s website. Investors are cautioned not to place undue reliance on the forward-looking statements. All information provided in this release and in the attachments is as of the date hereof and is based on then-current expectations, estimates, forecasts, and projections and the beliefs and assumptions of management. We undertake no duty to update this information unless required by law.
The information that can be accessed through hyperlinks or website addresses included herein is deemed not to be incorporated in or part of this press release.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press Release, dated February 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROVER GROUP, INC.

Date: February 27, 2023	By:	/s/ Charlie Wickers
Charlie Wickers
Chief Financial Officer